                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                January 18, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                      Lehman ABS Corporation, on behalf of:
        Corporate Bond-Backed Certificates, Series 1997-BellSouth-1 Trust



            Delaware                  001-31977                13-3447441
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                 Number)              Identification No.)



745 7th Avenue
New York, New York                                                   10019
(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities act
     (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

The Corporate Bond-Backed Certificates, Series 1997-BellSouth-1 Trust, which we refer to herein as the "Trust" was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by the Series Supplement in respect of the Trust dated as of December 16, 1997.

Item 8.01.  OTHER EVENTS

On January 18, 2005, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

BellSouth Corporation, the underlying securities support provider, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For more information on BellSouth Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under BellSouth Corporation's Exchange Act file number, 001-08607. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting BellSouth Capital Funding Corporation, the issuer of the underlying securities, BellSouth Corporation or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1997-BellSouth-1 Trust for the period ending January 18, 2005.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 18, 2005


                                                     Lehman ABS Corporation

                                                     By: /s/ Charles M. Weaver
                                                         ---------------------
                                                     Name: Charles M. Weaver
                                                     Title: Vice President

                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

    99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1997-BellSouth-1 Trust for the period ending January 18, 2005.